                                                                  Exhibit 10.11

                      BROKERAGE ASSET PURCHASE AGREEMENT



     THIS AGREEMENT, is made and entered into this 31st day of December, 1995 by and between Norcom Resources, Inc., a Minnesota corporation ("Buyer") and Global MAINTECH, Inc., a Minnesota corporation ("Seller").

     WHEREAS, Seller has been in the mainframe brokerage business for over three years and has determined to exit the mainframe brokerage business ("Brokerage Business"); and,

     WHEREAS, Buyer or Buyer's executive officer and principal shareholder has had numerous years of experience in this same business and is interested in remaining in this business; and,

     WHEREAS, the parties hereto mutually agree on the terms of a sale of the Brokerage Business from Seller to Buyer.

     NOW, THEREFORE, in consideration of the covenants and agreements contained in this Agreement and other good and valuable consideration, the receipt and adequacy of which are acknowledged by Buyer and Seller, the parties agree as follows:



                                   ARTICLE 1.
             PURCHASE OF ASSETS; LIMITED ASSUMPTION OF LIABILITIES
             -----------------------------------------------------

     1.1 Purchase of Assets from Seller. Subject to the terms and conditions hereof, Seller agrees on the Closing Date (as hereinafter defined) to assign, sell, transfer, convey, and deliver to Buyer, and Buyer agrees on the Closing Date to purchase from Seller, all of the assets and personal property of Seller (excepting only the assets specifically identified as "Excluded Assets" in Section 1.2) related to or used in the operation of its brokerage business, wherever the same may be located (collectively referred to as the "Brokerage Assets"), including without limitation, the following:

     (a) All of Seller's right title and interest in the brokerage business;

     (b) Office furniture and warehouse equipment, including those items identified on Exhibit 1.1 (b) ("Equipment");

     (c) The vehicle identified as the Infiniti, 4 door model Q45, 1994 model year, serial number JNKNGO1DORM251284 ("Vehicle") and subject to a lease as provided in subsection 3.3(c) hereof.

     (d) All intangible personal property, business records, customer lists and goodwill related to the brokerage business, provided that Buyer will provide copies thereof or access thereto upon request by Seller for reasonable business purposes, ("Intangible Property").

     (e) All inventory, including raw materials, supplies, work in process and finished inventory of the brokerage business as of the date of this Agreement ("Inventory") a partial list of which is attached on Exhibit 1.1
     (e).

     (f) All permits, licensing approvals and notifications, governmental or otherwise, relating to the brokerage business ( "Licenses and Permits"); and

     (g) All other contract rights related to the brokerage business, subject to the terms and conditions thereof ("Contracts").

     1.2 Excluded Assets. Notwithstanding anything herein to the contrary, Buyer does not purchase, and Seller does not sell, any of the following assets ("Excluded Assets"):

     (a) Seller's corporate minute book and corporate records (provided that Seller will provide copies thereof relating to the brokerage business to Buyer upon request by Buyer for reasonable business purposes).

     (b) Any repayments or deposits of obligations which Buyer does not assume under Section 1.3 below.

     (c) All notes receivable, rights to payment and accounts receivable of the brokerage business as of the date of this Agreement ("Accounts Receivable").

     (d) (i) All assumed names under which Seller conducts its business including Maintech and MAINTECH Resources,

          (ii) All common law tradenames, trademarks or service marks and all goodwill associated therewith ("Trademarks");

     It is not the intention of either parties herein to include any assets which are not specifically defined as Brokerage Assets or to include by error any assets defined as Brokerage Assets which the Seller does not own as of the date of this Agreement. Any such assets under lease by Seller to either R. P. Capital Corporation and Data Sales Co. attached hereto as Exhibits 1.2.1 and
1.2.2 are to be used by Buyer and buyer agrees to allow Seller to retake such assets under lease at the end of the lease term or if it can be arranged with Lessor, Seller will allow Buyer to purchase said assets at its cost at the end of the respective lease terms. This right to usage during the lease term does not constitute an assignment of either of said leases.

     1.3 Liabilities and Obligations Assumed. Buyer shall not assume any liabilities, obligations or undertakings of Seller of any kind or nature whatsoever, whether fixed or contingent, known or unknown, determined or determinable, due or not yet due (excepting only liabilities and obligations specifically identified on Exhibit
1.3 (a)). By way of example, and not by way of limitation, buyer specifically disclaims responsibility for:

     (a) Any federal, state or local taxes (or claims for refunds relating to such liabilities) based upon or measured by income or profits from operation of its brokerage business through the date of this Agreement; and

     (b) Any obligation incurred by Seller for accounting, legal or other professional fees which are related to the consummation of the transaction contemplated herein.

     1.4 Sales, Use and Deed Taxes. Seller shall be responsible for payment of any sales, use or deed taxes and related transfer or filing fees assessable with respect to the transfer of the Brokerage Assets contemplated herein.

                                   ARTICLE 2.
                           PURCHASE PRICE AND PAYMENT
                           --------------------------

     2.1 Purchase Price. The purchase price for the Brokerage Assets shall be the sum of seventy thousand Dollars ($70,000) and the sum of the liabilities assumed on Exhibit 1.3("Purchase Price").

     2.2 Payment of Purchase Price. The Purchase Price shall be paid as follows:

     (a) Cash Payment. Buyer shall deliver to Seller at the Closing $1.00 the receipt and sufficiency of which is hereby acknowledged.

     (b) Notes. Buyer shall deliver its two Notes, in the form attached hereto as:

          Exhibit 2.2 (i) the first payable to the order of Seller in the amount of $35,000, payable in twelve equal monthly installments beginning March 31, 1996 of two thousand nine hundred sixteen Dollars and sixty-seven cents ($2,916.67), each of which shall be deemed to include interest at the rate of ten and one-quarter percent (10.25%) per annum on the unpaid balance ("Note 1"). Said Note 1 shall provide for Buyer's right to offset against its obligations thereunder any amounts due Buyer from Seller pursuant to this Agreement.

          Exhibit 2.2 (ii) the second payable to the order of Seller in the amount of $35,000, payable in one installment on March 31, 1997 which payment shall be deemed to include interest at the rate of ten and one-quarter percent (10.25%) per annum on the unpaid balance ("Note 2"). Said Note 2 shall provide for Buyer's right to offset against its obligations thereunder any amounts due Buyer from Seller pursuant to this Agreement.

     (c) Assumption of certain liabilities. Buyer shall negotiate to pay the third parties, to whom the liabilities listed on Exhibit 1.3 are due, directly with the third party(s).

     2.3 Allocation of Purchase Price. The purchase price is hereby allocated among the Brokerage Assets as set forth in Exhibit 2.3.

                                   ARTICLE 3.
                    REPRESENTATIONS AND WARRANTIES OF SELLER
                    ----------------------------------------

     Seller makes the following representations and warranties to the best of its knowledge to Buyer with the intention that Buyer may rely upon the same and acknowledge that the same shall be true on the date hereof and as of the Closing Date (as if made at the Closing) and shall survive the Closing of this transaction.

     3.1 Organization. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, has all requisite power and authority, corporate and otherwise, to own its properties and assets and to conduct its business.

     3.2 Financial Statements. Seller has furnished Buyer with a true and complete copy of its balance sheets, statements of changes in financial condition and statements of income for the fiscal year ending December 31, 1994 and for interim quarterly periods ended September 30, 1995 of Buyer's parent company and monthly internal income statements for October and November 1995 referred to as "division allocation of standard operating income/expense" and information sheet known as "spin-off.xls" which serves as an initial issues worksheet for the sale of the Brokerage Assets, all of which are attached hereto as Exhibit 3.2.

     3.3 Title to Assets. Except as listed below, Seller holds good and marketable title to the Brokerage Assets free and clear of all liens, encumbrances, licenses or leases:

     (a) Pursuant to a Secured Promissory Note and Security Agreement dated December 6, 1994 as amended, the holder, Global MAINTECH Corporation, formerly known as Mirror Technologies, Incorporated, has a security interest in the Brokerage Assets. A copy of the release of the security interest in the Brokerage Assets by Global MAINTECH Corporation is attached hereto as Exhibit 3.3 (a).

     (b) Pursuant to a Promissory Note dated June 15, 1994, Paul F. Burger held a security interest in the Brokerage Assets. Mr. Burger canceled this June 15, 1994 Promissory Note and for value received accepted an unsecured Promissory Note dated December 31, 1995 in the amount of $100,000. A copy of this December 31, 1995 unsecured Promissory Note is attached hereto as
     Exhibit 3.3 (b).

     (c) Seller assigns the leases of the Vehicle from Infiniti Financial Services a copy of which is attached hereto as Exhibit 3.3 (c).

     3.4 Inventory. The Inventory represents the stock in trade and normal supplies of Seller on hand as of the close of business on the date of this Agreement. Due to the nature of the Inventory and Buyer's extensive experience in selling the Inventory, the Seller makes no representations and warranties as to the merchantability or saleability or condition of the Inventory.

     3.5 Licenses and Permits. The Seller is not aware of any permits, licenses, approvals and notifications, governmental or otherwise, the absence of which would have a material adverse effect on its brokerage business. Seller will cooperate with Buyer if any Licenses or Permits owned by Seller as of the Closing Date are required to be transferred to Buyer to reasonably complete this transaction.

     3.6 Employee Plans. None of the Seller's employee plans are a part of this Agreement and any employees of Seller relating to the Brokerage Assets are considered to have resigned. Accordingly, Seller makes no representation or warranties as regards its employee plans except that any vested benefits of the resigned employees of the brokerage business are fully funded.

     3.7 Insurance. Seller has maintained through the date of this Agreement insurance on Seller's tangible real and personal property and assets, whether owned or leased, against loss or damage by fire or other casualty.

     3.8 Binding Obligation. This Agreement constitutes the legal, valid and binding obligation of Seller in accordance with the terms hereof. Seller has all requisite corporate power and authority, including the approval of its Board of Directors, to execute, perform, carry out the provisions of and consummate the transactions contemplated in this Agreement.

                                   ARTICLE 4.
                    REPRESENTATIONS AND WARRANTIES OF BUYER
                    ---------------------------------------

     Buyer makes the following representations and warranties to the best of its knowledge to Seller, with the intention that Seller may rely upon the same, and acknowledge that the same shall be true as of the Closing Date (as if made at the Closing) and shall survive the Closing of this transaction.

     4.1 Organization. Buyer is a corporation, duly organized, validly existing in good standing under the laws of the State of Minnesota, and has all requisite power and authority, corporate and otherwise, to own its properties and conduct the business in which it is presently engaged.

     4.2 Corporate Authority. Buyer has all requisite power and authority, including the approval of its Board of Directors, to execute, perform and carry out the provisions in this Agreement.

     4.3 Breaches of Contracts; Required Consents. Neither the execution and delivery of this Agreement by Buyer, nor compliance by Buyer with the terms and provisions of this Agreement, will:

     (a) Conflict with or result in a breach of: (i) any of the terms, conditions or provisions of the Articles of Incorporation, Bylaws or other governing instruments of Buyer, (ii) any judgment, order, decree or ruling to which the Buyer is a party, (iii) any injunction of any court or governmental authority to which it is subject, or (iv) any agreement, contract or commitment which is material to the financial condition of Buyer; or

     (b) Require the affirmative consent or approval of any third party.

     4.4 Binding Obligation. This Agreement constitutes the legal, valid and binding obligation of Buyer in accordance with the terms hereof. Buyer is not subject to any charter, mortgage, lien, lease, agreement, contract, instrument, law, rule, regulation, order, judgment or decree, or other restriction of any kind or character, which would prevent the consummation of the transactions contemplated in this Agreement.

     4.5 Completeness of Disclosure. No representation in this Article contains any untrue statement of a material fact or omits to state any material fact the omission of which would be misleading.

                                   ARTICLE 5.
         CONDUCT AND TRANSACTIONS OF SELLER'S BUSINESS PRIOR TO CLOSING
         --------------------------------------------------------------

     The principal officer and shareholder of Buyer has also been an executive officer of Seller. Accordingly, Seller and Buyer agree that Buyer will conduct the brokerage business from the date of this Agreement under Buyer's name and any profits or losses arising from the conduct of the business after the date of this Agreement to the Closing Date will accrue to the Buyer.

     5.1 Access to Information. From the date of this Agreement to Closing Date, Buyer shall give Seller and Seller's authorized representatives, full access to all of the property, books, contracts, commitments and records relating to its business and shall furnish to Seller during such period all such information concerning its business or the Brokerage Assets as Seller reasonably may request ("Confidential Information"). Requests for business records covering such period may be made any time in the future so long as Seller has a reasonable business reason for making the request.

     5.2 Restrictions in Operation of its Business. Buyer represents and covenants that and during the period from the date of this Agreement to the Closing (except as Seller otherwise has consented in writing):

     (a) The brokerage business will be conducted only in the usual and ordinary manner.

     (b) Buyer will not sell, dispose, transfer, assign or otherwise remove any of the Brokerage Assets except inventory in the ordinary course of business.

     (c) Buyer shall use its best efforts to preserve the organization related to the Brokerage Assets and to keep available during such period the employees formerly associated with the Brokerage Assets and the Seller as of the date of this Agreement. After the date of this Agreement the Seller will no longer be responsible for the salaries of Michael Erickson, Jeanne Lechner and Mark Licke and Seller will treat these former employees as having voluntarily resigned.

     5.3 No Solicitation of Other Offers. Buyer and Seller agree that without the other's consent, prior to Closing Date or the termination of this Agreement pursuant to Section 6.4, neither Buyer nor Seller nor any representatives of said parties will enter into any negotiations with or solicit any written offer, inquiry or proposal from any other person with respect to the sale, merger or other acquisition of the Brokerage Assets. Such consent by either party will not be unreasonably withheld.

                                   ARTICLE 6.
               CONDITIONS OF CLOSING; ABANDONMENT OF TRANSACTION
               -------------------------------------------------

     6.1 Conditions to Obligations of Buyer to Proceed on the Closing Date. The obligations of Buyer to proceed on the Closing Date shall be subject (at its discretion) to the satisfaction, on or prior to the Closing, of all of the following conditions:

     (a) Truth of Representations and Warranties and Compliance with Obligations. The representation and warranties of Seller herein shall be true in all material respects on the Closing Date with the same effect as though made at such time. Seller shall have performed all material obligations and complied with all material covenants and conditions prior to or as of the Closing Date. Seller shall have delivered to Buyer a certificate of Seller in form and substance satisfactory to Buyer dated as of the Closing Date and executed by the any two of the Chief Executive Officer, President or Chief Financial Officer of Seller to all such effects.

     (b) Assignments. Seller shall have executed and delivered to Buyer documents assigning all of its right, title and interest in the Intangible Property, the Vehicle and related lease.

     (c) Release Secured Claims. Seller shall have obtained full and complete releases of all security interests, or other encumbrances upon the Brokerage Assets, including those set forth in Exhibit 3.3 (a).

     (d) Delivery of Documents. Seller shall have delivered all documents required to be delivered at Closing pursuant to Section 7.2 hereof.

     (e) Litigation Affecting Closing. No suit, action or other proceeding shall be pending or threatened by or before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transaction contemplated by this Agreement, and no investigation that may result in any such suit, action or other proceeding shall be pending or threatened.

     6.2 Conditions to Obligations of Seller to Proceed on the Closing Date. The obligation of Seller to proceed on the Closing Date shall be subject (at its discretion) to the satisfaction, on or before the Closing, of the following conditions:

     (a)  Truth of Representations and Warranties and Compliance with
     Obligations.   The representations and warranties of Buyer herein contained shall be true in all material respects on the Closing Date with the same effect as though made at such times. Buyer shall have performed all material obligations and complied with all material covenants and conditions prior to or as of the Closing Date. Buyer shall have delivered to Seller a certificate in form and substance reasonably satisfactory to Seller dated as of the Closing Date and executed by its President to all such effects.

     (b) Delivery of Documents. Buyer shall have delivered all documents required to be delivered at Closing pursuant to Section 7.3 hereof.

     (c) Required Consents. All required consents shall have been received from governmental agencies whose approval is required to consummate the transaction contemplated herein.

     (d) Litigation Affecting Closing. No suit, action or other proceeding shall be pending or threatened by or before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transaction contemplated by this Agreement, and no investigation that might eventuate in any such suit, action or other proceeding shall be pending or threatened.

     6.3 Absence of Exhibits. The parties acknowledge that Exhibits ??????? are not attached hereto and that only a preliminary version of Exhibits ????? have been attached hereto. The parties agree to use their best efforts to negotiate in good faith the final form of such Exhibits, and no party may decline to proceed at the Closing unless the other party has failed to negotiate in good faith concerning a material portion of any such Exhibit.

     6.4 Termination of Agreement. This Agreement and the transactions contemplated herein may be terminated at or prior to the Closing Date as follows:

     (a) By mutual written consent of all parties.

     (b) By Buyer pursuant to written notice delivered at or prior to the Closing if Seller has failed in any material respect to satisfy all of the conditions to Closing set forth in Section 6.1 or if the parties have been unable after good faith efforts to reach agreement on any issue arising under Section 6.3.

     (c) By Seller pursuant to written notice delivered at or prior to the Closing if Buyer has failed in any material respect to satisfy the conditions set forth in Section 6.2 or if the parties have been unable after good faith efforts to reach agreement on any issue arising under
     Section 6.3.

     6.5 Consequences of Termination. In the event of termination of this Agreement, each party will return to the other all documents and materials obtained from the other in connection with the transaction contemplated by this Agreement and will not use and will keep confidential all Confidential Information about the other party obtained pursuant to this Agreement pursuant to the terms of Section 5.1 hereof. However, Seller does not agree to re-hire any employees solely as a result of termination hereunder.

                                   ARTICLE 7
                                    CLOSING
                                    -------

     7.1 Closing. The closing of the transaction contemplated by this Agreement ("Closing") shall be held at the offices of Buyer on March 20, 1996 at 4:00 p.m., or at such later date or time or place as the parties may mutually agree upon in writing. Such date of Closing is referred to herein as the Closing Date.

     7.2 Documents to be Delivered by Seller. Seller agrees to deliver the following documents, duly executed as appropriate, to Buyer at the Closing:

     (a) Articles of Incorporation of Seller certified by the Secretary of State of Minnesota.

     (b) Bylaws of Seller certified by the Seller's Secretary.

     (c)  Certificate of Good Standing of Seller dated no earlier than forty
     (40) days prior to Closing Date.

     (d) Certified copies of corporate resolutions of Seller authorizing it to enter into this Agreement and to consummate the transactions contemplated herein.

     (e) A Bill of Sale for the assignment and transfer of the Purchases Assets.

     (f) Appropriate assignment documents assigning Seller's title and interest in the Equipment and Vehicle Lease.

     (g) Certificate of Seller's CEO or President and CFO regarding representations and warranties as required under Section 6.1 (a).

     (h) Such other documents as Buyer may reasonably request for the purpose of assigning, transferring, granting, conveying, and confirming to Buyer or reducing to its possession any and all of the Brokerage Assets.

     7.3 Documents Delivered by Buyer. Buyer agrees to deliver the following documents, duly executed as appropriate, to Seller at the Closing:

     (a) Articles of Incorporation of Buyer certified by the Secretary of State of Minnesota.

     (b) Bylaws of Buyer certified by the Seller's Secretary.

     (c) Certificate of Good Standing of Buyer dated no earlier than forty (40) days prior to Closing Date.

     (d) Certified copies of corporate resolutions of Buyer authorizing it to enter into this Agreement and to consummate the transactions contemplated herein.

     (e)  The sum of $1.00.

     (f) Certificate of Buyer's CEO or President regarding representations and warranties as required under Section 6.2 (a).

     (h) Such other documents as Seller may reasonably request to carry out the transactions contemplated under this Agreement.

     7.4 Assignment and Assumption of Certain Contracts. Effective upon consummation of all transactions hereon as of the date of this Agreement, Seller hereby assigns to Buyer all of Seller's rights, title and benefit under the Intangible Property and Vehicle and lease associated with the Vehicle. Buyer hereby assumes all risks of ownership related to the Brokerage Assets including all liabilities or obligations arising thereafter with respect to the Brokerage Assets.

                                   ARTICLE 8.
                            POST CLOSING OBLIGATIONS
                            ------------------------

     8.1 Further Documents and Assurances. At any time and from time to time after the Closing Date, each party shall, upon request of another party, execute, acknowledge and deliver all such further and other assurances and documents, and will take such action consistent with terms of this Agreement, as may be reasonably requested to carry out the transactions contemplated herein and to permit each party to enjoy its rights and benefits hereunder. If requested by Buyer, Seller further agrees to prosecute or otherwise enforce in its own name for the benefit of Buyer, any claim, right or benefit transferred by this Agreement that may require prosecution or enforcement in Seller's name. Any prosecution or enforcement of claims, rights, or benefits under this provision shall be solely at Buyer's expense (and if requested by Seller, shall be evidenced by a prepayment of such estimated expense), unless the prosecution or enforcement is made necessary by a breach of this Agreement on the part of Seller.

                                   ARTICLE 9.
                                INDEMNIFICATION
                                ---------------

     9.1  Indemnification by Seller.  Subject to the limitations set forth in
Section 9.2, Seller shall indemnify and hold Buyer harmless at all times and after the date of this Agreement, against and in respect of all damages, losses, costs and expenses (including reasonable attorneys' fees) which Buyer may suffer or incur in connection with any of the following matters:

     (a) Any claim, demand, action or proceeding asserted by any person respecting any liabilities of Seller which are not expressly assumed by Buyer under this Agreement.

     (b) The breach by Seller of any of its representations, warranties or covenants in this Agreement.

     (c)  The rights of Buyer with respect to any claims arising under Section
     9.1 shall be limited to recovery of actual losses, costs and expenses (including reasonable attorneys' fees). Buyer hereby waives any remedy or right of rescission arising on the basis of such claims.

     9.2 Indemnification by Buyer. Buyer shall indemnify and hold Seller harmless at all times from and after the date of this Agreement, against and in respect of all losses, damages, costs and expenses (including reasonable attorneys' fees) which Seller may suffer or incur in connection with any of the following matters:

     (a) The breach by Buyer of any representation, warranties or covenants in this Agreement.

     (b) Any claim, demand, action or proceeding asserted by any person against Seller relating to any obligation or liability assumed by Buyer hereunder or to any obligation or liability relating to its business incurred after the date of this Agreement.

     9.3 Third Party Claims. If a claim by a third party is made against any of the indemnified parties, and if any of the indemnified parties intends to seek indemnity with respect to such claim under this Article, such indemnified party shall promptly notify the indemnifying party of such claim. The indemnifying party shall have sixty (60) days after receipt of the above-mentioned notice to undertake, conduct and control, through counsel of such party's own choosing (subject to the consent of the indemnified party, such consent not to be unreasonably withheld) at such party's expense, the settlement or defense of it, and the indemnified party shall cooperate with the indemnifying party in connection with such efforts; provided that: (i) the indemnifying party shall not by this Agreement permit to exist any lien, encumbrance or other adverse charge upon any asset of any indemnified party,
(ii) the indemnifying party shall permit the indemnified party to participate in such settlement or defense through counsel chosen by the indemnified party, provided that the fees and expenses of such counsel shall be borne by the indemnified party, and (iii) the indemnifying party shall agree promptly to reimburse the indemnified party for the full amount of any loss resulting from such claim and all related expense incurred by the indemnified party pursuant to this Article. So long as the indemnifying party is reasonably contesting any such claim in good faith, the indemnified party shall not pay or settle any such claim. If the indemnifying party does not notify the indemnified party within sixty (60) days after receipt of the indemnified party's notice of a claim of indemnity under this Article that such party elects to undertake the defense of such claim, the indemnified party shall have the right to contest, settle or compromise the claim in the exercise of the indemnified party's exclusive discretion at the expense of the indemnifying party.

     9.4 Prepayment. In the event Seller has a claim against Buyer for indemnification pursuant to this Article, such claim may be made by Seller in the amount of the estimated costs which shall be prepaid or bonded. If not so prepaid, Seller shall have the right to contest, settle or compromise the claim in the exercise of Seller's exclusive discretion at the expense of the Buyer.

                                  ARTICLE 11.
                                    GENERAL
                                    -------

     11.1  Counterparts.   This Agreement may be executed in counterparts and by
different parties on different counterparts with the same effect as if the signatures thereto were on the same instrument. This Agreement shall be effective and binding upon all parties hereto at such time as all parties have executed a counterpart of this Agreement.

     11.2  Exhibits.   Each Exhibit delivered pursuant to the terms of this
Agreement shall be in writing and shall constitute a part of this Agreement.

     11.3  Notices.   Any notice or other communication required or permitted
hereunder shall be in writing and shall be deemed to have been given, when received, if delivered by hand or telegram, or mail, return receipt requested, postage prepaid and addressed to the appropriate party at the following addresses:

     If to Seller:   6468 City West Parkway
                     Eden Prairie, MN 55344.

     If to Buyer:    1230 Eagan Industrial Drive
                     Suite 160
                     Eagan, MN 55121

     Addresses may be changed by written notice given pursuant to this Section, however any such notice shall not be effective, if mailed, until three (3) working days after depositing in the mails or when actually received, whichever occurs first.

     11.4  Successors and Assigns.   Neither Seller or Buyer shall assign or
transfer any of its rights or obligations hereunder without the prior written consent of the other party which consent shall not be unreasonably withheld. Provided however, that a merger or acquisition of the entire legal entity of either party hereto shall be permitted without obtaining written consent of the other party.

     11.5  Expenses.   Except as otherwise provided herein, each party hereto
shall each bear and pay for its own costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereby, including, without limitation, all fees and disbursements of attorneys, accountants and financial consultants incurred through the Closing Date.

     11.6  Entire Agreement.   This Agreement, together with the Exhibits and
the related written agreements specifically referred to herein, represents the only agreement among the parties concerning the subject matter hereof and supersedes all prior agreements whether written or oral, relating thereto.

     11.7  Modification and Waiver.   No purported amendment, modification or
waiver of any provision hereof shall be binding unless set forth in a written document signed by all parties ( in the case of amendments or modifications) or by the party to be charged thereby (in the case of waivers). Any waiver shall be limited to the circumstance or event specifically referenced in the written waiver document and shall not be deemed a waiver of any other term hereof or of the same circumstance or event upon any recurrence thereof.

     11.8  Governing Law.   This Agreement and the legal relations between the
parties shall be governed by and construed in accordance with the laws of the State of Minnesota.

     11.9  Knowledge.   Knowledge, as used in this Agreement or the instruments,
certificates or other documents required under this Agreement, means actual knowledge of a fact or constructive knowledge if a reasonably prudent person in a like position would have known, or should have known, the fact.

     11.10  Benefit.   Nothing in this Agreement, expressed or implied, is
intended to confer on any person other than the parties to this Agreement or their permitted successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     Each of the parties hereto has caused this Brokerage Asset Purchase Agreement to be executed in the manner appropriate to each, to be effective as of the day and year first above written.

Norcom Resources, Inc. (Buyer)        Global MAINTECH, Inc. (Seller)


By /s/ Michael A. Erickson            By /s/ David McCaffrey
   -----------------------               --------------------
   Michael A. Erickson                   David McCaffrey
Its: President                      Its: Chief Executive Officer

                       BROKERAGE ASSET PURCHASE AGREEMENT

                               PROMISSORY NOTE 1

$35,000                                                        December 31, 1995

     FOR VALUE RECEIVED, Norcom Resources, Inc. (hereinafter referred to as "Borrower") promises to pay to the order of Global MAINTECH, Inc. (hereinafter referred to as "Lender") the sum of thirty-fifty thousand Dollars ($35,000) to include interest at the rate of ten and one-quarter percent (10.25%) per annum on the unpaid balance. This Note 1 represents the unpaid balance due arising out of Asset Purchase Agreement dated as of December 31, 1995 ("Agreement") relating to the purchase of inventory and certain equipment. Such inventory and equipment were transferred by said Agreement to Borrower and comprise the principal assets of Borrower. Borrower acknowledges receipt of such inventory and equipment and represents that such inventory and equipment constitute adequate consideration for its assumption of the obligation for the unpaid purchase price thereof in the form of its promise to pay the amounts due hereunder.

     The term for this Note 1 is 15 months, maturing on March 31, 1997. Beginning March 31, 1996 payments on this Note 1 shall be payable in twelve equal monthly installments of two thousand nine hundred sixteen Dollars and sixty-seven cents ($2,916.67), each of which shall be deemed to include interest at the rate of ten and one-quarter percent (10.25%) per annum on the unpaid balance. The last such payment is due March 31, 1997. Each payment made on this
Note 1 shall be applied first against interest and the remainder against principal based on actual days elapsed in a year of 365 days.

     This Note 1 is secured by a security interest in 600,000 shares of common stock of Global MAINTECH Corporation ("Stock") owned by Michael A. Erickson in accordance with the terms and conditions of a Security Agreement from Borrower dated as of the same date herewith. In the event of default in any covenant or payment herein or in any covenant, term or condition contained in the Security Agreement, the entire outstanding principal balance hereunder and interest accrued hereon shall become immediately due and payable, at the option of Holder hereof and without notice. Provided however, that the Holder may not exercise its right to use its security interest in the common stock of Global MAINTECH Corporation to offset an acceleration of principal arising from a default until the final maturity date of April 1, 1997. The Holder of this Note 1 need not grant nor permit any grace period after default before accelerating the debt created hereby.

     The Borrower shall have the right to pre-pay the principal balance due under this Note 1 in whole or in part at any time without premium or penalty, and any partial pre-payment(s) shall be applied in reduction of the principal last to mature hereunder. Pre-payment may include the Buyer's right to offset against its obligations hereunder any amounts due Buyer from Seller pursuant to this Agreement.

     The undersigned hereof:

     A. Agrees to pay this Note 1 and guarantees payment hereof;
     B. Waives demand, presentment, protest and notice of dishonor;
     C. Consents to the extensions and renewals hereof without notice;
     D. Consents to the extension, renewal, exchange, surrender or release of any collateral securing this Note 1 with or without consideration;
     E. Agrees in the case of any default to pay all costs of collection, including reasonable attorneys' fees, and interest per annum at the rate of twelve and one-quarter percent (12.25%) or the maximum rate of interest whichever is lower or late charges permitted by law.

     This Note 1 shall be governed by the laws of the State of Minnesota.

                                   Borrower:  Norcom Resources, Inc.

                                              By: /s/ Michael A. Erickson
                                                  -----------------------
                                                  Michael A. Erickson
                                                  Its:  President

                                   As regards the Common Stock Collateral, only

                                              By: /s/ Michael A. Erickson
                                                  -----------------------
                                                  Michael A. Erickson

                       BROKERAGE ASSET PURCHASE AGREEMENT
                       ----------------------------------
                               EXHIBIT 2.2.1 (b)
                               PROMISSORY NOTE 2

$35,000                                                        December 31, 1995

     FOR VALUE RECEIVED, Norcom Resources, Inc. (hereinafter referred to as "Borrower") promises to pay to the order of Global MAINTECH, Inc. (hereinafter referred to as "Lender") the sum of thirty-fifty thousand Dollars ($35,000) to include interest at the rate of ten and one-quarter percent (10.25%) per annum on the unpaid balance. This Note 2 represents the unpaid balance due arising out of Asset Purchase Agreement dated as of December 31, 1995 ("Agreement") relating to the purchase of inventory and certain equipment. Such inventory and equipment were transferred by said Agreement to Borrower and comprise the principal assets of Borrower. Borrower acknowledges receipt of such inventory and equipment and represents that such inventory and equipment constitute adequate consideration for its assumption of the obligation for the unpaid purchase price thereof in the form of its promise to pay the amounts due hereunder.

     The term for this Note 2 is 15 months, maturing on March 31, 1997. One payment on the date of maturity shall be deemed to include interest at the rate of ten and one-quarter percent (10.25%) per annum on the unpaid balance. Payment made on this Note 2 shall be applied first against interest and the remainder against principal based on actual days elapsed in a year of 365 days.

     This Note 2 is secured by a security interest in 600,000 shares of common stock of Global MAINTECH Corporation owned by Michael A. Erickson in accordance with the terms and conditions of a Security Agreement from Borrower dated as of the same date herewith. In the event of default in any covenant or payment herein or in any covenant, term or condition contained in the Security Agreement, the entire outstanding principal balance hereunder and interest accrued hereon shall become immediately due and payable, at the option of Holder hereof and without notice. Provided however, that the Holder may not exercise its right to use its security interest in the common stock of Global MAINTECH Corporation to offset an acceleration of principal arising from a default until the final maturity date of March 31, 1997. The Holder of this Note 2 need not grant nor permit any grace period after default before accelerating the debt created hereby.

     The Borrower shall have the right to pre-pay the principal balance due under this Note 2 in whole or in part at any time without premium or penalty, and any partial pre-payment(s) shall be applied in reduction of the principal last to mature hereunder. Pre-payment may include the Buyer's right to offset against its obligations hereunder any amounts due Buyer from Seller pursuant to this Agreement.

     The undersigned hereof:
     A. Agrees to pay this Note 2 and guarantees payment hereof;
     B. Waives demand, presentment, protest and notice of dishonor;

     C. Consents to the extensions and renewals hereof without notice;
     D. Consents to the extension, renewal, exchange, surrender or release of any collateral securing this Note 2 with or without consideration;
     E. Agrees in the case of any default to pay all costs of collection, including reasonable attorneys' fees, and interest per annum at the rate of twelve and one-quarter percent (12.25%) or the maximum rate of interest whichever is lower or late charges permitted by law.

     This Note 2 shall be governed by the laws of the State of Minnesota.

                                 Borrower:  Norcom Resources, Inc.

                                           By: /s/ Michael A. Erickson
                                               -----------------------
                                               Michael A. Erickson
                                              Its:  President

                                 As regards the Common Stock Collateral, only

                                           By: /s/ Michael A. Erickson
                                               -----------------------
                                               Michael A. Erickson

                       BROKERAGE ASSET PURCHASE AGREEMENT
                               EXHIBIT 2.2.2 (a)
                               SECURITY AGREEMENT
                                     NOTE 1

For value received Norcom Resources, Inc., a Minnesota corporation located at 1230 Eagan Industrial Drive, Suite 160, Eagan, MN 55121 (herein referred to as ("Borrower") grants to Global MAINTECH, Inc., (herein referred to as ("Lender"), a security interest to secure the payment of that certain promissory note dated December 31, 1995, executed and delivered by the Borrower to the Lender in the original principal sum of thirty-five thousand Dollars ($35,000), interest and other charges as therein provided (herein referred to as ("Note 1"). This security interest also secures all extensions, renewals, and replacements of
Note 1. Such obligations are herein collectively referred to as the ("Secured Obligation"). To secure payment of the Secured Obligation, the Borrower grants the Lender a security interest in the following property (hereinafter referred to as the "Collateral"): 600,000 shares of common stock of Global MAINTECH Corporation ("Stock") owned by Michael A. Erickson. The Collateral shall include all substitutions and replacements for and proceeds of any and all of the foregoing property, and all accessions, accessories, attachments, parts, equipment, and repairs now or hereafter attached or affixed to or used in connection with such Collateral.

Borrower warrants, represents, and agrees that:

     1. The Collateral will be kept at the following locations 1230 Eagan Industrial Drive, Suite 160, Eagan, MN or 9220 James Avenue South, Bloomington, MN and will not be moved from such locations unless, prior to any such removal, Borrower has given written notice to the Lender of the location or locations to which Borrower desires to remove the Collateral; and the Lender has given its written consent to such removal.

     2. Borrower's place of business is located at 1230 Eagan Industrial Drive, suite 160, Eagan, MN; Michael A. Erickson's address is 822 Mayflower Court, Northfield, MN 55057 and Borrower will notify the Lender in writing of any change in location of Borrower's place of business.

     3. Borrower, or in the case of the Stock, Michael A. Erickson have title to and will at all times keep the Collateral free of all liens and encumbrances, except the security interest created hereby, and has full power and authority to execute this Security Agreement, to perform Borrower's obligations hereunder, and to subject the Collateral to the security interest created hereby. Borrower will pay all fees, assessments, charges, or taxes arising with respect to the Collateral. There is no encumbrance or security interest with respect to all or any part of the Collateral which either (i) is superior to the Lender's security interest hereunder, or (ii) has not been disclosed to the Lender by the Borrower. All costs of keeping the Collateral free of encumbrances and security interests prohibited by this Agreement and of removing same if they should arise, shall be borne and paid by Borrower.

     4. Borrower will at any time or times hereafter execute such financing statements and other documents and instruments and perform such acts as the Lender may from time to time request to establish, maintain, perfect, and enforce a valid security interest in the Collateral, and will pay all costs of filing and recording.

     5. Borrower will keep the Collateral in good condition and insure it against loss or damage by fire, theft, physical damage, and against such other risk, in such amounts, in such companies and upon such terms as Lender may reasonably require. Borrower will obtain loss payable endorsements on applicable insurance policies in favor of Borrower and Lender as their interests may appear and at Lender's request will deposit the insurance policies with Lender. Borrower will cause each insured to agree, by policy endorsement or by issuance of Certificate of Insurance or by independent instrument furnished to Lender, that such insurer will give 30 days written notice to Lender before such policy will be altered or canceled. Borrower irrevocably appoints Lender as Borrower's attorney-in-fact to make any claim for, to negotiate settlement of the claims, to receive for and to execute and endorse any documents, checks, or other instruments in payment for loss, theft, or damage under any insurance policy covering the Collateral.

     6. Upon default by Borrower in the performance of the obligations hereunder, the Lender shall have the authority, but shall not be obligated to: (i) effect such insurance and pay the premiums thereof; and (ii) pay and discharge any fees, assessments, charges, taxes, liens, and encumbrances on the Collateral. All sums so advanced or paid by the Lender shall be payable by Borrower on demand with interest at the default rate or the maximum rate allowed by law whichever is lower and shall be part of the Secured Obligations.

     7. Borrower will not sell, lease, or otherwise dispose of the Collateral other than in the ordinary course of its business thereof.

     8. Borrower will keep and maintain accurate records with respect to the Collateral, and with respect to the general business of Borrower, and will make the same available to the Lender at its request for examinations and inspections; and will make and render to the Lender such reports, accounting, and statements as the Lender may from time to time request with respect to the Collateral; will permit any authorized representative of the Lender to examine and inspect, during normal business hours, any and all premises where the Collateral is or may be kept or located.

     9. The occurrence of any of the following events will constitute a Default:
        (a) failure of Borrower to pay when due any amount payable under any of the secured obligations; (b) failure to perform any agreement of borrower contained herein or in any other agreement with the Lender; (c) any statement, representation of warranty of Borrower made herein or at any time furnished to the Lender is untrue in any respect as of the date made; (d) entry of any judgment against Borrower; (e) borrower becomes insolvent or is generally not paying its debts as such debts become due;
        (f) appointment of or assignment to a custodian, as that term is defined in the United States Bankruptcy Code, or loss, substantial damage to, destruction, theft, encumbrance, levy, seizure, or attachment of any portion of the Collateral; (g) commencement of any proceeding or filing of a petition by or against Borrower under the provisions of the United States Bankruptcy Code or under any insolvency law or other statute or law providing for the modification or adjustments of the rights of creditors; or, (h) dissolution, or transfer of a substantial part of the property of Borrower.

     10. Whenever a default shall exist, the Lender may at its option and without demand or notice declare all or any part of the secured obligation immediately due and payable; and the Lender may exercise, in addition to the rights and remedies granted hereby, all rights and remedies of the secured party under the Uniform Commercial Code or any other applicable law. Provided however, that the Holder may not exercise its right to use its security interest in the common stock of Global MAINTECH Corporation to offset an acceleration of principal arising from a default until the final maturity date of March 31, 1997.

     11. Borrower agrees in the event of default, to make the Collateral available to the Lender at a place or places to be designated by the Lender, which is reasonably convenient to both parties, and to pay all costs of the Lender, including reasonable attorneys fees in the collection of any of the secured obligations and the enforcement of any of the Lender's rights. If any notification of intended disposition of any of the Collateral is required by law, such notification shall be deemed properly given if mailed a reasonable time before such disposition, postage prepaid, addressed to the Borrower at the address shown above. The Lender's duty of care with respect to the Collateral in its possession such be deemed fulfilled if the Lender exercises reasonable care in physically safekeeping such Collateral, and the Lender need not otherwise preserve, protect, insure, or care for any Collateral. The Lender shall not be obligated to preserve any rights the Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. No delay or failure by the Lender in the exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other rightful remedy.

     12. This Agreement is governed by the laws of the State of Minnesota.


Executed this 20th day of March, 1996.


Borrower:  Norcom Resources, Inc.


By:/s/ Michael A. Erickson
   -----------------------
   Michael A. Erickson
Its: President

As regards the Common Stock Collateral, only

By: /s/ Michael A. Erickson
    -----------------------
    Michael A. Erickson

                       BROKERAGE ASSET PURCHASE AGREEMENT
                               EXHIBIT 2.2.2 (b)
                               SECURITY AGREEMENT
                                     NOTE 2

For value received Norcom Resources, Inc., a Minnesota corporation located at 1230 Eagan Industrial Drive, Suite 160, Eagan, MN 55121 (herein referred to as ("Borrower") grants to Global MAINTECH, Inc., (herein referred to as ("Lender"), a security interest to secure the payment of that certain promissory note dated December 31, 1995, executed and delivered by the Borrower to the Lender in the original principal sum of thirty-five thousand Dollars ($35,000), interest and other charges as therein provided (herein referred to as ("Note 2"). This security interest also secures all extensions, renewals, and replacements of
Note 2. Such obligations are herein collectively referred to as the ("Secured Obligation"). To secure payment of the Secured Obligation, the Borrower grants the Lender a security interest in the following property (hereinafter referred to as the "Collateral"): 600,000 shares of common stock of Global MAINTECH Corporation ("Stock") owned by Michael A. Erickson. The Collateral shall include all substitutions and replacements for and proceeds of any and all of the foregoing property, now or hereafter attached or affixed to or used in connection with such Collateral.

Borrower warrants, represents, and agrees that:

     1. The Collateral will be kept at the following locations 1230 Eagan Industrial Drive, Suite 160, Eagan, MN or 9220 James Avenue South, Bloomington, MN and will not be moved from such locations unless, prior to any such removal, Borrower has given written notice to the Lender of the location or locations to which Borrower desires to remove the Collateral; and the Lender has given its written consent to such removal.

     2. Borrower's place of business is located at 1230 Eagan Industrial Drive, suite 160, Eagan, MN; Michael A. Erickson's address is 822 Mayflower Court, Northfield, MN 55057 and Borrower will notify the Lender in writing of any change in location of Borrower's place of business.

     3. Borrower, or in the case of the Stock, Michael A. Erickson have title to and will at all times keep the Collateral free of all liens and encumbrances, except the security interest created hereby, and has full power and authority to execute this Security Agreement, to perform Borrower's obligations hereunder, and to subject the Collateral to the security interest created hereby. Borrower will pay all fees, assessments, charges, or taxes arising with respect to the Collateral. There is no encumbrance or security interest with respect to all or any part of the Collateral which either (i) is superior to the Lender's security interest hereunder, or (ii) has not been disclosed to the Lender by the Borrower. All costs of keeping the Collateral free of encumbrances and security interests prohibited by this Agreement and of removing same if they should arise, shall be borne and paid by Borrower.

     4. Borrower will at any time or times hereafter execute such financing statements and other documents and instruments and perform such acts as the Lender may from time to time request to establish, maintain, perfect, and enforce a valid security interest in the Collateral, and will pay all costs of filing and recording.

     5. Borrower will keep the Collateral in good condition and insure it against loss or damage by fire, theft, physical damage, and against such other risk, in such amounts, in such companies and upon such terms as Lender may reasonably require. Borrower will obtain loss payable endorsements on applicable insurance policies in favor of Borrower and Lender as their interests may appear and at Lender's request will deposit the insurance policies with Lender. Borrower will cause each insured to agree, by policy endorsement or by issuance of Certificate of Insurance or by independent instrument furnished to Lender, that such insurer will give 30 days written notice to Lender before such policy will be altered or canceled. Borrower irrevocably appoints Lender as Borrower's attorney-in-fact to make any claim for, to negotiate settlement of the claims, to receive for and to execute and endorse any documents, checks, or other instruments in payment for loss, theft, or damage under any insurance policy covering the Collateral.

     6. Upon default by Borrower in the performance of the obligations hereunder, the Lender shall have the authority, but shall not be obligated to: (i) effect such insurance and pay the premiums thereof; and (ii) pay and discharge any fees, assessments, charges, taxes, liens, and encumbrances on the Collateral. All sums so advanced or paid by the Lender shall be payable by Borrower on demand with interest at the default rate or the maximum rate allowed by law whichever is lower and shall be part of the Secured Obligations.

     7. Borrower will not sell, lease, or otherwise dispose of the Collateral other than in the ordinary course of its business thereof.

     8. Borrower will keep and maintain accurate records with respect to the Collateral, and with respect to the general business of Borrower, and will make the same available to the Lender at its request for examinations and inspections; and will make and render to the Lender such reports, accounting, and statements as the Lender may from time to time request with respect to the Collateral; will permit any authorized representative of the Lender to examine and inspect, during normal business hours, any and all premises where the Collateral is or may be kept or located.

     9.  The occurrence of any of the following events will constitute a
         Default: (a) failure of Borrower to pay when due any amount payable under any of the secured obligations; (b) failure to perform any agreement of borrower contained herein or in any other agreement with the Lender; (c) any statement, representation of warranty of Borrower made herein or at any time furnished to the Lender is untrue in any respect as of the date made; (d) entry of any judgment against Borrower; (e) borrower becomes insolvent or is generally not paying its debts as such debts become due; (f) appointment of or assignment to a custodian, as that term is defined in the United States Bankruptcy Code, or loss, substantial damage to, destruction, theft, encumbrance, levy, seizure, or attachment of any portion of the Collateral; (g) commencement of any proceeding or filing of a petition by or against Borrower under the provisions of the United States Bankruptcy Code or under any insolvency law or other statute or law providing for the modification or adjustments of the rights of creditors; or, (h) dissolution, or transfer of a substantial part of the property of Borrower.

     10. Whenever a default shall exist, the Lender may at its option and without demand or notice declare all or any part of the secured obligation immediately due and payable; and the Lender may exercise, in addition to the rights and remedies granted hereby, all rights and remedies of the secured party under the Uniform Commercial Code or any other applicable law. Provided however, that the Holder may not exercise its right to use its security interest in the common stock of Global MAINTECH Corporation to offset an acceleration of principal arising from a default until the final maturity date of March 31, 1997.

     11. Borrower agrees in the event of default, to make the Collateral available to the Lender at a place or places to be designated by the Lender, which is reasonably convenient to both parties, and to pay all costs of the Lender, including reasonable attorneys fees in the collection of any of the secured obligations and the enforcement of any of the Lender's rights. If any notification of intended disposition of any of the Collateral is required by law, such notification shall be deemed properly given if mailed a reasonable time before such disposition, postage prepaid, addressed to the Borrower at the address shown above. The Lender's duty of care with respect to the Collateral in its possession such be deemed fulfilled if the Lender exercises reasonable care in physically safekeeping such Collateral, and the Lender need not otherwise preserve, protect, insure, or care for any Collateral. The Lender shall not be obligated to preserve any rights the Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. No delay or failure by the Lender in the exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other rightful remedy.

     12. This Agreement is governed by the laws of the State of Minnesota.


Executed this 20th day of March, 1996.


Borrower:  Norcom Resources, Inc.


By:/s/ Michael A. Erickson
   -----------------------
  Michael A. Erickson
Its: President

As regards the Common Stock Collateral, only

By: /s/ Michael A. Erickson
    -----------------------
   Michael A. Erickson

                       BROKERAGE ASSET PURCHASE AGREEMENT
                                EXHIBIT 1.1 (b)
                                 EQUIPMENT LIST


     Office desks, chairs and file storage for five offices. Four desktop personal computers, one portable personal computer, and computer networking equipment.

     Warehouse equipment:

       One banding tool;
       One-half ownership interest or residual interest in forklift; and, All other equipment located in warehouse at 9220 James Avenue South on December 31, 1995.

     All of the above which may be subject to lease (attached hereto on Exhibits
1.2.1 and 1.2.2) shall remain on lease and are not being assigned to Buyer. Buyer agrees to be maintain such equipment in good condition normal wear and tear excepted.

                       BROKERAGE ASSET PURCHASE AGREEMENT
                                EXHIBIT 1.1 (c)
                                 VEHICLE LEASE

                       BROKERAGE ASSET PURCHASE AGREEMENT
                                EXHIBIT 1.1 (e)
                           PARTIAL LIST OF INVENTORY

                       BROKERAGE ASSET PURCHASE AGREEMENT
                                 EXHIBIT 1.2.1
                      LEASE WITH R.P. CAPITAL CORPORATION

                       BROKERAGE ASSET PURCHASE AGREEMENT
                                 EXHIBIT 1.2.2
                           LEASE WITH DATA SALES CO.

                       BROKERAGE ASSET PURCHASE AGREEMENT
                                EXHIBIT 1.3 (a)
              LIABILITIES ASSUMED BY BUYER AS OF DECEMBER 31, 1995

The following three liabilities are assumed by Buyer:

     1.  That certain Vehicle lease attached as Exhibit 3.3 (c).
     2. Broward County/MLC penalty (project # s-495-1731) in the amount of $28,000 at December 31, 1995.
     3. Liability to Forsythe McArthur for HH TCM ( broker Tony DeFalco) in the amount of $25,000 at December 31, 1995.

All other known liabilities identified on the financial statements of Seller as of December 31, 1995 shall remain the obligation of Seller. If however, Seller remains an obligor for items 2 and/or 3 above, Buyer agrees to grant Seller a security interest in an additional 883,334 shares of common stock owned by Michael A. Erickson which security interest will be recorded in a form substantially equal to the form used in Exhibit's 2.2.2 (a) and (b). The terms of the security interest will allow Seller to offset any payments made by seller on or before March 31, 1997 or any obligations remaining of items 2 or 3 above, as verified by the third party, as of March 31, 1997 to which Seller remains obligated ("Third Party Obligation"), against the common stock collateral. The offset will be calculated as the Third Party Obligation divided by a common share price of $.06 and will be determined as of March 31, 1997. Seller and Buyer agree that at the time of Closing herein, neither party can determine if the third parties in item 2 or 3 above will agree to release Seller of these obligations. And further agree to make this determination by April 30, 1996. If by that time Seller does not have in its possession a signed release of liability, then, for these purposes, it will be deemed to be still liable for items 2 and 3 above and the security interest described above will be documented by the Seller and Buyer.

NOTE: In exchange for the liabilities assumed by Buyer in this Exhibit 1.3(a) Global MAINTECH, Inc. agrees to:
            (i) reduce the original debt from Buyer from $100,000 to $70,000;
            and,

            (ii) reduce the financial exposure to Data Sales Co. from $190,000, before accrued interest to $70,000. This reduces the joint and several liability of Mike Erickson, one of the two guarantors of the Data Sales Co. note. Global MAINTECH, Inc. is more reasonably assured of meeting the payment requirements on the remaining $70,000 of Data Sales debt.

Approval and acceptance of terms on the 20th day of March 1996:

Global MAINTECH, Inc.    Norcom Resources, Inc.  As regards the Common
                                                 Stock Collateral, only


/s/ David McCaffrey      /s/ Michael A. Erickson    /s/ Michael A. Erickson
-------------------      -----------------------  -----------------------
Name: David McCaffrey   Name: Michael A. Erickson   Name: Michael A. Erickson
Title: CEO              Title: President

                       BROKERAGE ASSET PURCHASE AGREEMENT
                                  EXHIBIT 2.3
                          ALLOCATION OF PURCHASE PRICE



     Both parties to this Agreement agree the Purchase Price shall be allocated entirely to the Inventory.

                       BROKERAGE ASSET PURCHASE AGREEMENT
                                  EXHIBIT 3.2
                              FINANCIAL STATEMENTS

     1. Exhibit 3.2.1 financial statements of Seller as of and for the year ended December 31, 1994.

     2. Exhibit 3.2.2 interim quarterly financial statements as of and for the nine months ended September 30, 1995 of Seller's parent company.

     3. Exhibit 3.2.3 monthly internal incomes statements for October and November 1995 (division allocation of standard operating income/expense).

     4.  Exhibit 3.2.4 Brokerage spin-off issues named "Spin-off.xls".

                       BROKERAGE ASSET PURCHASE AGREEMENT
                                EXHIBIT 3.3 (a)
                          RELEASE OF SECURITY INTEREST

     Global MAINTECH Corporation which possesses a security interest in the Inventory, as defined in the Brokerage Asset Purchase Agreement dated December 31, 1995, pursuant to that certain Secured Promissory Note dated December 6, 1994 between Global MAINTECH Corporation (f/k/a Mirror Technologies, Incorporated) and Global MAINTECH, Inc., as amended, hereby renounces and releases said security interest as regards the Inventory.


     /s/ James Geiser                      /s/ Michael A. Erickson
     ----------------                      -----------------------
     James Geiser, CFO                     David McCaffrey, CEO

                       BROKERAGE ASSET PURCHASE AGREEMENT
                                EXHIBIT 3.3 (b)
                                  Burger Note

                       BROKERAGE ASSET PURCHASE AGREEMENT

                        OFFICERS' CERTIFICATE OF SELLER


     The undersigned, David McCaffrey and James Geiser, being the duly appointed Chief Executive Officer and Chief Financial Officer, respectively of Global MAINTECH, Inc. ("Seller") hereby certify, on behalf of Seller , pursuant to
Section 6.1 (a) of that certain Brokerage Asset Purchase Agreement between Buyer and Seller dated December 31, 1995, that as of March 20, 1996, the Closing Date:

     (a) The representations and warranties of Seller therein are true in all material respects to the best of its knowledge on the Closing Date with the same effect as though made at such time.

     (b) Seller has performed all material obligations and complied with all material covenants and conditions prior to or as of the Closing Date.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this 20th day of March, 1996.


                                               /s/ David McCaffrey
                                               -------------------
                                               David McCaffrey, CEO

                                               /s/ James Geiser
                                               ----------------
                                               James Geiser, CFO

                       BROKERAGE ASSET PURCHASE AGREEMENT

                         OFFICERS' CERTIFICATE OF BUYER


     The undersigned, Michael A. Erickson, being the duly appointed President, Norcom Resources, Inc. ("Buyer") hereby certifies, on behalf of Seller , pursuant to Section 6.2 (a) of that certain Brokerage Asset Purchase Agreement between Buyer and Seller dated December 31, 1995, that as of March 20, 1996, the Closing Date:

     (a) The representations and warranties of Buyer therein are true in all material respects to the best of its knowledge on the Closing Date with the same effect as though made at such time.

     (b) Buyer has performed all material obligations and complied with all material covenants and conditions prior to or as of the Closing Date.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this 20th day of March, 1996.

                                          /s/ Michael A. Erickson
                                          -----------------------
                                          Michael A. Erickson, President

                       BROKERAGE ASSET PURCHASE AGREEMENT
                   ASSIGNMENT PURSUANT TO SUBSECTION 6.1 (b)


     Seller hereby assigns its rights, interests and obligations pursuant to that certain lease of the Vehicle as defined with Infiniti Financial Services attached to the Brokerage Asset Purchase Agreement as Exhibit 3.3 (c) to Buyer. Seller also assigns its right, title and interest in the Intangible Property, as defined, to Buyer. Excluded from the Intangible Property, as defined, are those intangibles listed in subsection 1.2 (d) (i) & (ii).

                                         Global MAINTECH, Inc.



                                         /s/ David McCaffrey
                                         -------------------
                                         David McCaffrey, CEO

                                        /s/ James Geiser
                                        ----------------
                                        James Geis er, CFO

                       BROKERAGE ASSET PURCHASE AGREEMENT


                                  BILL OF SALE

     For good and valuable consideration, the receipt of which is hereby acknowledged, Global MAINTECH, Inc. ("Seller") does hereby sell, transfer and convey to Norcom Resources, Inc. ("Buyer") its entire right, title and interest in and to the Inventory, as defined, pursuant to the terms of the Brokerage Asset Purchase Agreement between Buyer and Seller dated December 31, 1995 and described below:

       All inventory, including raw materials, supplies, work in process and finished inventory of the brokerage business as of December 31, 1995 a partial list of which is attached on Exhibit 1.1 (e) of the Brokerage Asset Purchase Agreement. ("Inventory").

     Seller makes no warranty or representation, either express or implied, as to title to, as to the design or condition of, or as to quality of the material, equipment or workmanship in, the Inventory, and Seller makes no warranty of merchantability or fitness of the Inventory for any particular purpose or any component thereof, or any other representation or warranty, express or implied, with respect to any item of Inventory, either upon delivery thereof to Buyer, or otherwise, except that Seller warrants that it has conveyed to Buyer all of its right, title and interest in and to the Inventory and that the Inventory is free and clear of encumbrances created by Seller unrelated to the transactions contemplated by the Brokerage Asset Purchase Agreement.

     Seller agrees to perform, upon the request and at the expense of Buyer, such further acts and to execute such additional documents as may be necessary to give effect to the transfer of the Inventory to Buyer in accordance with the terms of this Bill of Sale.


                                          Global MAINTECH, Inc.



                                          By:/s/ David McCaffrey
                                             -------------------
                                             David McCaffrey
                                          Its:  CEO

                                          Dated: March 20, 1996